Registration No. 333-136308

Registration No. 811-21933

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1 and/or	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	☐

Amendment No. 8	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Terry R. Young, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (DATE) pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable survivorship life insurance policies.

April 30, 2007

survivorship VARIABLE UNIVERSAL life

SUN

Flexible Premium Variable Universal Life Insurance Policy

Insurance Payable on Second Death

Prospectuses

Survivorship Variable Universal Life

www.northwesternmutual.com

The Northwestern Mutual Life Insurance Company

Northwestern Mutual®

71-0049-11 (0107) (REV.0407)

Prospectus

April 30, 2007

Survivorship Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable survivorship universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is a long-term investment designed to provide a Life Insurance Benefit upon the death of the second of the Insureds to die (the “second death”). This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in one or more Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio	Capital Guardian Domestic Equity Portfolio
Mid Cap Growth Stock Portfolio	T. Rowe Price Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio	Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Janus Capital Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals; are not federally insured; are not bank deposits; are not endorsed by any bank or government agency; and are subject to risks, including loss of the principal amount invested.

This policy is subject to the laws of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Policy may not be available in all states and is only offered where it can be lawfully sold.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is a flexible premium variable survivorship universal life insurance policy that provides life insurance protection in the event of the death of the second of the Insureds to die (the “second death”). The Life Insurance Benefit payable to the Beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value under the Policy subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Most of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Life Insurance Benefit is payable on the second death while the Policy is in force. The Policy offers three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; and

Option C—Specified Amount Plus Cumulative Premiums Paid Minus Cumulative Withdrawals.

Under each of these options, you select the Specified Amount subject to our limits described on page 8. (See “Specified Amount.”) We increase the Death Benefit, if necessary, in order for the Policy to meet minimum death benefit requirements under the Code. After a Policy is issued, you may change your Death Benefit option or increase or decrease the Specified Amount, upon written request, subject to our approval.

Surrenders, Withdrawals and Loans    You may surrender your Policy for the Cash Surrender Value, which takes into account a surrender charge during the first ten Policy Years. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge, using the Policy as security. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, and increase the risk that your Policy will lapse. Surrenders, withdrawals and loans also may have adverse tax consequences.

Payment Plan Options    Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of several fixed payment plan options we offer. More detailed information concerning these payment plan options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets    You control the amount and timing of Premium Payments, within limits. You may direct the allocation of your Premium Payments among the Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automated transactions using our Dollar Cost Averaging and Portfolio Rebalancing programs.

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the Invested Assets under the Policy on the date we receive the returned Policy at our Home Office plus any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the Beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk    Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. You may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Survivorship Variable Universal Life Prospectus

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals and unpaid loans or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (taking into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years after it has lapsed, subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value, and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if you have Invested Assets, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future.

Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above.

You may withdraw a portion of the Cash Surrender Value, subject to limitations on the amount that may be withdrawn. (See “Withdrawals.”) A withdrawal will reduce the Cash Surrender Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

A surrender, loan or withdrawal may have tax consequences.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract (as defined under the Code) if the cumulative Premium Payments exceed a defined limit. If a Policy is treated as a modified endowment contract, surrenders, withdrawals and Policy loans will be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty tax may apply to these distributions. Excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

Risk of an Increase in Current Fees and Expenses    Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expections, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. In addition, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

Survivorship Variable Universal Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, Surrender the Policy, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Transaction Fees
		Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
State Premium Tax Charge	Upon each Premium Payment	2.00% of Premium Payment	No maximum—Charge may increase to reflect actual costs
OBRA Expense Charge (federal deferred acquisition cost charge)[1]	Upon each Premium Payment	1.30% of Premium Payment
Sales Load	Upon each Premium Payment	6.40% of premium up to Target Premium[2] in Policy Years 1-10; 2.40% of premium up to Target Premium in Policy Years 11 and beyond; and 2.40% of premium in excess of Target Premium for each Policy Year	Same as current charge
Surrender Charge	Upon surrender during the first ten Policy Years	50% of the premiums paid in the first Policy Year grading to zero at the end of the tenth Policy Year[3]	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change in Death Benefit Option	Currently waived	$25.00
Change in Specified Amount Fee	Upon change in Specified Amount	Currently waived	$25.00 per change after first change in a Policy Year

[1]

Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended, (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.30% against each premium payment to compensate us for corporate income taxes.

[2]

The Target Premium is a hypothetical annual premium, which is based on the Specified Amount, and the Insureds’ ages, sex and underwriting classes. The Target Premium for your Policy is shown on the Policy Schedule Pages.

[3]

The surrender charge percentage is applied to the premiums actually paid during the first Policy Year or the Target Premium, whichever is less. The percentage remains level during Policy Year one, and declines monthly to zero in Policy Years two through ten. For more information on the surrender charge, see “Surrender Charges” in this prospectus. The “Schedule of Maximum Charges” to your Policy will indicate the maximum surrender charges applicable to your Policy.

Survivorship Variable Universal Life Prospectus

Periodic Charges (Other than Portfolio Operating Expenses)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, other than the operating expenses for the Portfolios. See “Charges and Expenses” for a more detailed description.

Periodic Charges (Other than Portfolio Operating Expenses)[1]
Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]
Maximum Charge[3]	Monthly, on each Monthly Processing Date	$83.33 per $1,000 of net amount at risk	$83.33 per $1,000 of net amount at risk
Minimum Charge[4]	Monthly, on each Monthly Processing Date	$0.0000169 per $1,000 of net amount at risk	$0.0000169 per $1,000 of net amount at risk
Charge for Insureds with Issue Ages 45, Premier Non-Tobacco classification (varies by Policy duration)	Monthly, on each Monthly Processing Date	Varies from $0.000332 to $60,435909 per $1,000 of net amount at risk	Varies from $0.000332 to $83.33 per $1,000 of net amount at risk
Mortality and Expense Risk Charge
Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date	0.05% (0.00417% monthly rate) of Invested Assets	0.90% (0.075% monthly rate) of Invested Assets
Mortality and Expense Risk Charge—Specified Amount Component[5]
Maximum Charge[6]	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.14333 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[7]	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.00333 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Age 45	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.03417 per $1,000 Initial Specified Amount	Same as current charge
Administrative Charge	Monthly, on each Monthly Processing Date	$5.00	$7.50
Deferred Sales Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years	0.625% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Policy Debt Expense Charge	Monthly, on each Monthly Processing Date where there is Policy Debt	0.090% (0.07% monthly rate) of Policy Debt for Policy Years 1-10 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and above	All Policy Years 2.00% (0.16667% monthly rate) of Policy Debt

Survivorship Variable Universal Life Prospectus

Periodic Charges (Other than Portfolio Operating Expenses)[1]
Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Underwriting and Issue Charge[8]
Maximum Charge[9]	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.035 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[10]	Monthly, on each Monthly Processing Date during the first ten Policy Years	$.015 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insureds Issue Age 45, Premier Non-Tobacco classification	Monthly, on each Monthly Processing Date during the first ten Policy Years	$0.015 per $1,000 of Initial Specified Amount	Same as current charge

[1]

The charges described in this table may vary based upon one or more of the following characteristics: Insureds’ underwriting classes, Issue Ages, and sex; underwriting amount; Specified Amount; Target Premium; and Policy duration. Your Policy Schedule Pages will indicate the guaranteed maximum charge for each periodic charge under your Policy.

[2]

The Cost of Insurance Charge will vary based on the Insureds’ Issue Ages and underwriting classes; Policy duration; and Specified Amount. The Cost of Insurance Charges shown in the table may not be representative of the rates a particular Owner may pay. Request an illustration for personalized information. (See “Illustrations.”) The net amount at risk is approximately equal to the Death Benefit minus the Policy Value.

[3]

The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 120 of the younger Insured, both substandard risk classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy duration and Insured characteristics.

[4]

The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy year and that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy duration and Insured characteristics.

[5]	The table of rates is included in Appendix A.
[6]	The maximum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[7]	The minimum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[8]	The charge may not exceed $900-$2,100 ($75-$175 monthly amount) based on the risk classification of the Insureds.
[9]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristics: substandard risk classification.
[10]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristics: standard risk classification.

Range of Total Annual Portfolio Operating Expenses

The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2006. The first line of the table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Portfolio assets)*	0.20%	1.22%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.16%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangement, annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.16%.
**	The “Range of Total Annual Portfolio Operating Expenses after Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue until April 30, 2008. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the Portfolio prospectuses.

Survivorship Variable Universal Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company, together with its subsidiaries and affiliates, offers insurance products and investment products and advisory services that are designed to address its clients’ needs for financial security and protection, wealth accumulation and distribution and estate preservation. Organized as a mutual life insurance company by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets exceed $144.9 billion as of December 31, 2006. The Home Office is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “we,” “us,” “Company,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Separate Account

We established Northwestern Mutual Variable Life Account II (the “Separate Account”) by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our general account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Policy Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Policy Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•	transfer the assets and liabilities of the Separate Account to another separate account;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Policy Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

Survivorship Variable Universal Life Prospectus

The Funds

A variety of investment options are offered under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products Fund III; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks, conditions of investing, and fees and expenses of each Portfolio in the Portfolio Prospectuses. Read the Prospectuses for the Portfolios carefully before investing.

Survivorship Variable Universal Life Prospectus

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A
Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholder’s capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A

*	An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.

Survivorship Variable Universal Life Prospectus

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Russell Investment Management Company (“RIMCo”) (formerly Frank Russell Investment Management Company). RIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Policy Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur in administering the Policies and, in its role as an intermediary, the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Portfolio’s prospectus and later in this prospectus. (See “Distribution of the Policy.”) The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application and any amendments, endorsements, riders and additional benefits are the entire contract. To purchase a Policy, you must submit the Application and, in most cases, an initial Premium Payment, to us through a licensed Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 20-85. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Initial Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $1,000,000 if the older Insured is Issue Age 20-49 and $500,000 if the older Insured is Issue Age 50-85. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time. You may increase or decrease the Specified Amount while the Policy is in force, upon written request and subject

Survivorship Variable Universal Life Prospectus

to our approval. We will permit an increase only if, at the time requested, the insurance in force, as increased, is within our issue limits, our insurability requirements are met, and the increase request is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. An increase or decrease in the Specified Amount will be effective on the Monthly Processing Date on which a written request is received at our Home Office. If the written request is not received on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. We reserve the right to charge for more than one change to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses.”)

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insureds meet our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence required for underwriting is provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insureds, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from Date of Issue. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select, rather than from the date your Policy is put in force. Future dating is sometimes requested to permit multiple insurance polices to have the same Policy Date to facilitate administration. Modifying your Policy Date may require adjustments to your first Premium Payment relating to the Monthly Policy Charges for the period between the date your Policy was approved and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy Schedule Pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to the Financial Representative who sold it to you. The amount of your refund will equal the Invested Assets under the Policy on the date we receive the returned Policy at our Home Office plus any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges, unless state law requires otherwise.

Ownership Rights

As the Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any Beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners.

To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the surviving Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements. Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting class and sex of the Insureds, and the Initial Specified Amount. Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made

Survivorship Variable Universal Life Prospectus

in U.S. Dollars payable through a U.S. financial institution. Upon your request, we will furnish you a receipt signed by an officer of the Company. We accept Premium Payments by check or electronic funds transfer (“EFT”). If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Invested Assets.

You may not make any Premium Payments after the Policy Anniversary nearest the younger Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment.

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account.

If your initial Premium Payment is submitted with your Application, we will transfer the Premium Payment to our General Account, and the Net Premium will remain in our General Account until the In Force Date. We will credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and in our sole discretion. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Money Market Division of the Separate Account. If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Money Market Division of the Separate Account on the Valuation Date we receive it in the Home Office, provided all other requirements have been satisfied. If it is not received on a Valuation Date, we will transfer and credit the initial Net Premium on the next Valuation Date. Premium Payments received at our Home Office before the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the “Initial Allocation Date.” Prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Money Market Division of the Separate Account. On and after the Initial Allocation Date, we transfer and credit Net Premiums to the Divisions of the Separate Account based on your instructions then in effect. The Initial Allocation Date is shown in the Policy Schedule Pages.

Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•	Second, in states that require us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•	Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. The change will be effective on the Valuation Date on or next following the date we receive your written instructions at our Home Office. If your written request is not in good order, meaning it does not satisfy our then current requirements, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect. If your written request is not in good order, we will notify you by telephone and/or e-mail in an effort to conform your request with our then current requirements. Premium Payments received at our Home Office before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date.

You may also submit allocation instructions by telephone or via the Internet (“electronic instructions”) in accordance with our then current telephone or Internet procedures provided you have properly authorized us to accept electronic instructions in advance. (For information on our current

Survivorship Variable Universal Life Prospectus

telephone and internet procedures, including our current telephone and internet addresses, see the “Owner Inquiries” section of the prospectus.) However, we are not required to accept electronic instructions, and we will not be responsible for losses resulting from transactions based on unauthorized electronic instructions, provided we follow procedures reasonably designed to verify the authenticity of electronic instructions.

Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation schedule in light of market conditions and your overall life insurance and financial objectives.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net Premium plus any accrued interest less the Monthly Policy Charge. After the In Force Date, Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any policy loans;

•	any withdrawals and withdrawal fees; and

•	any fees for changes in Death Benefit Option, changes in Specified Amount, or transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your Beneficiary or Beneficiaries once we receive at our Home Office satisfactory proof of the second death. No benefit is payable on the death of the first of the Insureds to die. We may require you to return the Policy. We will pay the Life Insurance Benefit in either a lump sum by issuing a check or, at the option of your Beneficiary, by establishing a fixed payment plan in the Beneficiary’s name (See “Payment Plan Options.”) Payments under these plans are from our General Account, and are subject to the claims of our creditors.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit; minus

•	the amount of any Policy Debt; minus

•	any Monthly Policy Charges due and unpaid if the second death occurs during the Policy Grace Period.

These amounts will be determined as of the second death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the second death, any Policy loans or withdrawals that are taken after the date of the second death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the Beneficiary if he or she survives the Insureds and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary.”) We will pay interest on the Life Insurance Benefit from the date of the second death until the benefit is paid either by a check or into a payment plan. Interest will be paid at a rate we determine or as required by applicable state law.

Death Benefit Options     The Death Benefit before the Policy Anniversary nearest the younger Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the death of the second of the Insureds to die. The Death Benefit on and after the Policy Anniversary nearest the younger Insured’s 121st birthday will be equal to the Policy Value.

The Policy provides for three Death Benefit options. The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. We calculate the amount available under the applicable Death Benefit option as of the date of the second death. The three Death Benefit options are:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals (Option C)

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. The minimum

Survivorship Variable Universal Life Prospectus

multiple decreases as the age of the younger Insured increases. You make the choice of testing methods when you purchase a Policy and it cannot be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age of Younger Insured*	Corridor %
≤40	250
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or more	100

*	Assumes the younger of the Insureds is the last to die whether or not he or she dies first.

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the issue age of both Insureds, the Policy’s underwriting classification, the Policy’s duration and a 4% interest rate.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Surrender Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of premium payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change Death Benefit options at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge.”) A Death Benefit Option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations.”)

A change in the Death Benefit option will be effective on the Monthly Processing Date on which a written request is received at our Home Office. If the written request is not received on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Charges and Expenses.”) The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge.”)

Payment Plan Options

Upon the second death, in lieu of a lump sum payment your Beneficiary may elect to receive his or her share of the Life Insurance Benefit by one of the following fixed payment plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed payment plan option are not affected by the investment performance of the Divisions after the proceeds are applied to the selected payment plan. Payment under fixed payment plan options will be based on rates declared by the Company when the payment plan is entered into. Those rates will not be less than the rates shown in the Policy. The monthly income payment rates in the Policy life income plans are based on interest at an annual effective rate of 2.50% and the Annuity 2000 Mortality Table with projected mortality improvements using 125% of

Survivorship Variable Universal Life Prospectus

Projection Scale G. Ages are adjusted to reflect mortality improvement from the Issue Date of the Policy to the start of the payment plan. The same rate will apply to the Net Premium paid to increase the amount of the monthly payment under a Life Income payment plan. (See “Increase of Monthly Income.”) There is no additional charge for electing a fixed payment plan option. We may offer additional payment plans.

•	Single Life Income. We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the payment plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiary or beneficiaries your Beneficiary designates.

•	Joint and Survivor Life Income. We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiary or beneficiaries your Beneficiary designates.

In generally, the monthly payments under a joint and survivor life income plan will be lower than, but may be payable for a longer period than, a single life income plan.

The Owner may elect a payment plan for each Beneficiary’s share of the Life Insurance Benefit:

•	before the second death; or

•	during the first 60 days after the second death, if the second of the Insureds to die is not the Owner at the time of the second death. An election made during that 60 day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent Beneficiary may elect a payment plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the payment plan value, if any, remaining on his death. If no such payment plan beneficiary is named, then the payment plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent Beneficiary. Payment plan beneficiaries will continue to receive payments of the remaining value under the terms of the payment plan in effect on the death of the direct or contingent Beneficiary.

Withdrawal    The remaining value, if any, in a payment plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent Beneficiary who is a natural person may be paid under a Life Income payment plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income payment plan only if the payments depend on the life of an Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6 or 12 months instead of each month.

Increase Of Monthly Income    A direct or contingent Beneficiary may, at the time the payment plan elected takes effect, increase the amount of the monthly payments under the payment plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the payment plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same payment plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent Beneficiary’s share of the proceeds payable under this Policy.

Surrender and Withdrawals of Policy Value

Surrenders    You may surrender your Policy for the Cash Surrender Value at any time while either Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the Valuation Date we receive your written surrender request at our Home Office, except that if we receive your written request after the close of business on a Valuation Date or on a non-Valuation Date, we will determine the Cash Surrender Value as of the close of business on the next Valuation Date.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under a payment plan option you select. (See “Payment Plan Options.”) A surrender may have tax consequences.

Withdrawals    Upon written request received at our Home Office at any time while either Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

Survivorship Variable Universal Life Prospectus

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations.”) A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if the Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

If we receive your written request for withdrawal at our Home Office on or before the close of business on a Valuation Date, the withdrawal will be effective as of the close of business on that Valuation Date. If we receive your written request after the close of business on a Valuation Date or on a non-Valuation Date, the withdrawal will be effective as of the close of business on the next Valuation Date. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charge. The amount of the withdrawal and any applicable charge will be allocated among each Division in proportion to the Invested Assets in each Division.

Policy Loans

At any time while either Insured is alive and the Policy is in force, you may submit a request for a loan in an amount that, when added to the existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan may have tax consequences. (See “Tax Considerations.”)

Interest on a Policy loan accrues on a daily basis at an annual effective rate of interest of 5%, and is included in Policy Debt as it accrues. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and may cause the Policy to lapse. (See “Termination and Reinstatement.”)

We will take an amount equal to the loan (“loan amount”) from the Separate Account Divisions in proportion to the amounts in the Divisions. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The loan accrues interest at an annual effective rate of 5%. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the second death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while either Insured is alive and the Policy is in force. Upon such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in proportion to the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment on that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment on the next Valuation Date.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

If the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into a 61-day grace period (“Policy Grace Period”) and terminate (or lapse) with no value and your life insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the payment, less any current and past due and unpaid Monthly Policy Charges, to the Divisions of the Separate Account, based on your allocation instructions then in effect. If the second death occurs during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfying our underwriting requirements. The Policy may not be reinstated if either of the Insureds dies after the end of the Policy Grace Period. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and three times the Monthly Policy Charge due on the reinstatement effective date. If we approve the Application for reinstatement, the effective date of the reinstated Policy will be the Monthly Processing Date on which the reinstatement Application is received at our Home Office, but if the Application is not received on a Monthly Processing Date then it will be effective on the next Monthly Processing Date. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated. You do not have the right to reinstate your Policy if you surrender it for the Cash Surrender Value.

Survivorship Variable Universal Life Prospectus

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement; and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may make transfers between and among the Divisions of the Separate Account. You may request the transfer in writing. If we receive your request for transfer before the close of trading on the NYSE on a Valuation Date, we will process your request on that Valuation Date. If we receive your request on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your request on the next Valuation Date.

Although no fee is currently charged, we reserve the right to charge a transfer fee of $25. We deduct this charge from each Division in proportion to the amounts in each Division after the transfer. We also reserve the right to impose a minimum and/or maximum size on the transfer amounts. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolio’s prospectuses.

Eligible Owners may submit transfer instructions by telephone or via the Internet at www.nmfn.com (“electronic instructions”) in accordance with our then current telephone or Internet procedures. (For information regarding our current telephone and internet transfer procedures, including our current telephone and internet addresses, see the “Owner Inquiries” section of the prospectus.) However, we are not required to accept electronic instructions, and we will not be responsible for losses resulting from transactions based on unauthorized electronic instructions, provided we follow procedures reasonably designed to verify the authenticity of electronic instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via electronic instructions.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investor’s interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions. Further, a Policy Owner who is identified as having made a transfer in and out of the same Division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary, and sent a letter informing him or her of the restriction. Thereafter, the same Policy Owner will be similarly restricted after the second such round trip transfer. A Policy Owner investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same Policy Owner will be similarly restricted after the first such round trip transfer. These limitations do not apply to transfers by the Company (e.g., automatic asset transfers, scheduled or systematic transactions involving Portfolio rebalancing or dollar cost averaging) or to initial allocations or changes in allocations.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the

Survivorship Variable Universal Life Prospectus

policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s).

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

Dollar-Cost Averaging    You may elect to participate in a dollar-cost averaging (“DCA”) program by making an election to do so in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, while the Policy is in force you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Money Market Division to other Divisions. The transfers continue until you instruct us otherwise, or until the amount in the Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time.

DCA does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of both low and high prices.

Portfolio Rebalancing    Portfolio rebalancing helps you to maintain your allocation of Invested Assets among the Divisions over time. If you elect automatic rebalancing, we automatically transfer your Invested Assets and apply new Net Premiums (unless you specify otherwise) in accordance with the allocation percentages you specify. Portfolio rebalancing may reduce the amount of your Invested Assets allocated to the better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for automatic Portfolio rebalancing. You may elect Portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. We may modify, limit, suspend, or discontinue this feature at any time.

Charges and Deductions

Premium Expense Charges    We deduct a charge from each Premium Payment for state premium taxes and a portion of our federal corporate taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The 2.00% rate that we charge is what we have determined to be an average. The tax rate for a particular state may be lower, higher, or equal to the 2.00% deduction, although we will charge 2.00% regardless of the state in which you live.

Due to a federal tax law change under OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.30% against each Premium Payment to compensate us for this additional corporate tax burden.

The total amount of the current charges attributable to state premium taxes and OBRA, as described above, is 3.30% of each Premium Payment. Tax charges may increase to reflect changes in tax laws.

We generally deduct a charge, or “sales load,” of 6.4% for sales costs from premiums paid, up to the Target Premium in Policy Years 1-10 and 2.4% of Premium Payments, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 2.4% charge on all Premium Payments in excess of the Target Premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we have assumed. (See “Charges Against the Invested Assets.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges     We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes 1) the monthly Cost of Insurance Charge, 2) the monthly Mortality and Expense Risk Charge Invested Assets Component, 3) the monthly Mortality and Expense Risk Charge Specified Amount Component, 4) the monthly Administrative Charge, 5) the monthly Underwriting and

Survivorship Variable Universal Life Prospectus

Issue Charge, 6) the monthly Deferred Sales Charge, and, if applicable, 7) the monthly Policy Debt Expense Charge. These components of the Monthly Policy Charge are described in the following paragraphs.

As part of the Monthly Policy Charge, we deduct a Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate, which is based on the Issue Age, sex, and risk classifications of the Insured persons as well as the Specified Amount, the Policy date and Policy duration. The net amount at risk is approximately equal to the Death Benefit currently in effect less the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum costs of insurance rates are included in the Policy. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge.

As part of the Monthly Policy Charge, we deduct a Monthly Mortality and Expense Risk Charge—Invested Assets Component. The maximum amount of the charge is equal to an annual rate of 0.90% (0.075% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.05% (0.00417% monthly rate) of Invested Assets. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

As part of the Monthly Policy Charge, we deduct a Monthly Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount Component is based on the initial Specified Amount and the Issue Ages of the Insureds, and applies during the first 10 Policy Years. The range on an annual basis is from $0.04 ($0.00333 monthly) per $1,000 of Initial Specified Amount if both Insureds are issue age 25 or younger, up to $1.72 ($0.14333 monthly) per $1,000 of Initial Specified Amount if both Insureds are issue age 75 or older. A table of rates and an example are included in Appendix A. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge.

As part of the Monthly Policy Charge, we deduct the Monthly Administrative Charge of not more than $90.00 ($7.50 monthly). Currently this charge is $60.00 ($5.00 monthly). This charge is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Policy Owners.

We also deduct the Monthly Underwriting and Issue Charge as part of the Monthly Policy Charge. This charge applies during the first ten Policy Years and is based on the Initial Specified Amount and the risk classification of the Insureds on the Date of Issue. The charge ranges from $0.18 to $0.42 ($0.015 to $0.035 monthly) per $1,000 of Initial Specified Amount, with a maximum annual charge of $900 to $2,100 ($75 to $175 monthly).

As part of the Monthly Policy Charge, we deduct the Monthly Deferred Sales Charge during the first ten Policy Years. The charge applied in the first Policy Year is 7.5% (0.625% monthly rate) of cumulative premiums paid to date (up to the Target Premium). The charge applied during Policy Years 2-10 is equal to 7.5% (0.625% monthly rate) of the premium paid in the first Policy Year (up to the Target Premium). This charge is for sales expenses.

In addition, we deduct the Monthly Policy Debt Expense Charge for the expenses and taxes associated with the Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge is equal to an annual rate of 0.90% (0.075% monthly rate) of Policy Debt for Policy Years one through ten and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and thereafter.

The Policy provides for transaction fees or service charges to be deducted from the Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.

We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions.

Surrender Charge    A surrender charge will be deducted from Invested Assets during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. After the first Policy Year, the surrender charge grades down monthly in Policy Years two through ten to zero.

Portfolio Expenses    The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For further information, consult the Portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a Beneficiary at the time you apply for your Policy on your Application, but you may change the Beneficiary before the second death and during the first 60 days after the second death if you are not the second of the Insureds to die. Naming or changing a Beneficiary will be made after receipt of your written request in our Home Office effective as of the date you sign your request. Any Beneficiary change terminates all rights under

Survivorship Variable Universal Life Prospectus

previous Beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the Beneficiary change.

Incontestability     We will not contest a Policy after it has been in force during the lifetime of at least one of the Insureds for two years from the Date of Issue or the date of reinstatement. We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of at least one of the Insureds for two years from the date of the change.

Suicide    If either Insured dies by suicide within one year from the Date of Issue, the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If either Insured dies by suicide within one year of the date of issuance of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

Misstatement of Age or Sex    If the age or sex of either Insured has been misstated, we will adjust all charges, values and benefits to reflect the correct age and sex.

Policy Split Right    The Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if there are certain changes in the federal estate tax law. (See “Tax Considerations—Policy Split Right.”) The exchange must be made while both Insureds are alive and the written request must be received at our Home Office no more than 180 days after the change in federal tax law.

Collateral Assignment     You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any Beneficiary will be subject to any collateral assignment made either before or after any Beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights.”)

Deferral of Determination and Payment

We will ordinarily pay Policy Benefits (i.e., Policy Loans, Cash Surrender Values, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or payment plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests fortransfer, withdrawal, surrender, loan, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. We determine in our sole discretion the amount and appropriate allocation of divisible surplus each year. Divisible surplus credited to your Policy is referred to as a dividend. We will credit dividends attributable to your Policy, if any, on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will pay annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Policy Value supported by assets of that Division. Each Owner will receive periodic reports relating to the Portfolios, proxy material and a form with which to give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Policy Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a vote.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt

Survivorship Variable Universal Life Prospectus

(including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer among Divisions, make a withdrawal of Policy Value, take a Policy loan, or Surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company are contained in the Statement of Additional Information. Because the Separate Account commenced operations after the end of Fiscal Year 2006, financial statements for the Separate Account are currently not available. To receive a copy of the Statement of Additional Information, call 1-888-455-2232.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

Get up-to-date information about your Policy at your convenience with your Policy number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review Policy values, transfer among Divisions, change the allocation instructions and obtain Division performance information. With your User ID and password you can also visit our website (www.nmfn.com) to access Division performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also transfer Invested Assets among the Divisions and change the allocation of future Premium Payments online. For enrollment information, please contact us at 1-800-388-8123. If you have questions about making a surrender or filing a claim, please contact your Financial Representative or call the Variable Life Service Center at 1-866-424-2609.

Illustrations

Your Financial Representative will provide you with illustrations for a Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the proposed Insureds and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date and will show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Code as currently interpreted by the Treasury Department and the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended for the promotion of the Company’s products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by age of the younger Insured) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on the age, sex and risk classification of the younger Insured) of the Policy Value. The corridor under the CVAT is different from the corridor under the GLPT.

Survivorship Variable Universal Life Prospectus

Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GLPT. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Life Insurance Benefit, which may increase certain charges. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a Policy Owner’s control of separate account assets will cause the Policy Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Policy Owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the Policy Owner were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a Beneficiary will ordinarily not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid or accrued. (See “Business Owned Life Insurance.”)

As a general rule, the proceeds from a withdrawal of Policy Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends, if any, whether paid in cash, or applied to increase Policy Value, are taxed as withdrawals. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to increase Policy Value or pay premiums. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue interest for as long as the loan is maintained on the Policy. The policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy lapses or is surrendered, the loan (which includes the total amount of the loan plus accrued interest) will be repaid from the Policy, and the Policy Value will be taxable to the extent it exceeds the amount of Premium Payments. In extreme situations, Policy Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charge or to cover the tax due if the Policy terminates. If the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, then either additional Premium Payments would have to be made and/or loan repayments would have to be paid or the Policy would terminate and any income tax due would have to be made with other assets.

An exchange of the Policy for another life insurance policy, an endowment contract or an annuity contract covering the same Insureds or a surviving Insured may be done on a tax-free basis; however, any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis). Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts    A Policy will be classified as a modified endowment contract if the cumulative Premium Payments paid during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premium payments at any time net of expense and administrative charges that would have been paid on or before that time if the Policy provided for paid-up benefits after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change

Survivorship Variable Universal Life Prospectus

could occur, for example, as a result of an increase in the Death Benefit, the addition of an optional benefit or the payment of a premium payment that is considered “unnecessary” under the Code.

If the Death Benefit under the Policy during the first seven years is reduced during the lifetime of either Insured, for example, by making a withdrawal of Policy Value or by requesting a decrease in the Specified Amount or, in some cases, by lapsing the Policy, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a modified endowment contract.

A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash but not dividends retained by the Company to increase Policy Value. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same Policy owner (excluding certain qualified plans) during any calendar year are aggregated. The Treasury Department has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Business Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

Section 264(a) (1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions. Section 264(a)(4) of the Code disallows an interest deduction on loans taken against business-owned life insurance policies unless the policies cover key persons and then only to the extent the aggregate amount of the loans on any key person does not exceed $50,000. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Policy Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Split-Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer. One issue that has not been clarified is whether each Premium

Survivorship Variable Universal Life Prospectus

Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but proposed Treasury regulations provide that certain split dollar arrangements will be treated as nonqualified deferred compensation plans that must comply with the new rules. Further guidance is expected on this issue.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides a safe harbor formula for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy Year.

Estate Tax and Generation Skipping Tax Planning    The amount of the Life Insurance Benefit will generally be includible in the owner’s estate for federal estate tax purposes and any applicable state inheritance tax if the second of the Insureds to die owns the Policy. If the Owner is not the last surviving Insured, the fair market value of the Policy will be includible in the Owner’s estate. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the owner, the value of the Policy may be subject to a generation skipping transfer tax.

Section 2010 of the Code provides a $2 million exemption amount for estate tax and generation skipping tax purposes for 2006, 2007 and 2008 and a $3.5 million exemption amount for 2009. The exemption amount for gift tax purposes is $1 million for 2006 to 2010. The top estate, gift and generation skipping transfer tax rate is 46% in 2006 and 45% in 2007, 2008 and 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax rate is reduced to 35%. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exemption amount and 55% maximum tax rate) will be reinstated. It is generally believed that the estate and generation skipping tax repeal will not be made permanent but that further changes may be made.

Policy Split Right    The Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or the estate tax, a 50% or greater reduction in the estate tax rate or a permanent increase in the applicable exclusion amount to $4 million or more. The change must be made while both Insureds are alive and the request must be received no more than 180 days after the enactment of a law containing any of the above provisions.

The Internal Revenue Service has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not, such a split of the Policy could result in the recognition of taxable income.

Other Tax Considerations    Pursuant to regulations issued in 2003, taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, Premium Payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of NASD, Inc. NMIS is the principal underwriter of the Policy and has entered into a Distribution Agreement with us. The Policies are available exclusively through NMIS and our Financial Representatives.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10 and 2% of Premium Payments thereafter. We may pay new agents differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2-10 and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Policy and to his or her manager. The Company pays compensation and bonuses for the Distributor’s management team, and other expenses of distributing the Policies.

Because registered representatives of the Distributor are also our appointed agents, they are eligible for various cash

Survivorship Variable Universal Life Prospectus

benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributors registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. Certain of the Distributor’s registered representatives and managers may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. policy change Applications.

BENEFICIARY(IES)

The person(s) so named in the Application, unless later changed, to whom any Life Insurance Benefit is payable upon the second death, subject to the conditions and provisions of the Policy. The term includes direct and contingent Beneficiaries and any further payees of the Life Insurance Benefit.

CASH SURRENDER VALUE

The amount we pay you when you surrender your Policy, which is equal to the Policy Value minus the sum of Policy Debt and any surrender charge that would be imposed.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect when a Premium Payment is made with the Application, and the date on which the suicide and contestable periods begin. The date is shown on the Policy Schedule Page.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the second death, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit.”)

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

A Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. The Fund is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin, Milwaukee, Wisconsin 53202-4797.

IN FORCE DATE

The date on which the initial net Premium Payment is transferred from the General Account to the Separate Account.

INITIAL ALLOCATION DATE

The date identified in the Policy Schedule Pages on which we allocate Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Policy Date of Issue.

INSURED

Each of the persons named as an Insured on the Application.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The age of an Insured on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the second death. The Life Insurance Benefit equals the Death Benefit reduced by any outstanding Policy Debt and other adjustments if the second death occurs during the Policy Grace Period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

Survivorship Variable Universal Life Prospectus

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1. the monthly cost of insurance charge;

2. the monthly underwriting and issue charge;

3. the monthly mortality and expense risk charge;

4. the monthly administrative charge;

5. the monthly deferred sales charge; and

6. the monthly Policy Debt Expense charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1. Policy Year;

2. Policy Anniversary;

3. Monthly Processing Date; and

4. the Issue Age of each Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENT

All payments you make under the Policy other than loan repayments.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on the Insureds’ lives.

TARGET PREMIUM

A hypothetical annual premium, which is based on the Specified Amount, and the age and other characteristics of the Insureds, such as their sex, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of business on a Valuation Date and the close of business on the next Valuation Date.

Survivorship Variable Universal Life Prospectus

Additional Information

More information about Northwestern Mutual Variable Life Account II (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-888-455-2232. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Financial Representative will provide you with illustrations for a Survivorship Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811- 21933

Survivorship Variable Universal Life Prospectus

Appendix A

Mortality and Expense Risk Charge—Specified Amount Component

Table of Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge
20-25	$0.04
26	0.05
27	0.06
28	0.07
29	0.08
30	0.09
31	0.10
32	0.11
33	0.12
34	0.13
35	0.14
36	0.17
37	0.19
38	0.22
39	0.25
40	0.28
41	0.30
42	0.33
43	0.36
44	0.38
45	0.41
46	0.44
47	0.47
48	0.50
49	0.53
50	0.57
51	0.60
52	0.63
53	0.66
54	0.69
55	0.72
56	0.77
57	0.83
58	0.88
59	0.94
60	0.99
61	1.04
62	1.10
63	1.15
64	1.21
65	1.26
66	1.31
67	1.35
68	1.40
69	1.44
70	1.49
71	1.54
72	1.58
73	1.63
74	1.67
75-85	1.72
*	The Issue Age used in this calculation equals the younger Insured Issue Age plus an age adjustment. The age adjustment is based on the age difference (older Issue Age minus younger Issue Age) and this schedule:

Age Difference (years)	Age Adjustment (years)
0-1	0
2-4	1
5-8	2
9-14	3
15-24	4
25-34	5
35-44	6
45-54	7
55-65	8

Example: For a Policy at Issue Ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the Issue Age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

Survivorship Variable Universal Life Prospectus

The Northwestern Mutual
Life Insurance Company • Milwaukee, WI
www.northwesternmutual.com

71-0049-11 (0107) (REV. 0407)

Northwestern Mutual®

P.O. Box 3095
Milwaukee, WI 53201-3095

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-888-455-2232

STATEMENT OF ADDITIONAL INFORMATION

Survivorship Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Survivorship Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated April 30, 2007. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.nmfn.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is April 30, 2007

284608-SVUL

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

Because the Registrant commenced operations on January 31, 2007, no underwriting commissions were paid to or retained by NMIS for fiscal year end 2006, and no payments were made to any other underwriter or broker-dealer for the same period.

EXPERTS

The financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE REGISTRANT

The Registrant commenced operations on January 31, 2007; therefore, financial statements for the last fiscal year are not available.

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2006	2005
Assets:
Bonds	$70,564	$65,899
Common and preferred stocks	9,228	8,120
Mortgage loans	19,363	18,118
Real estate	1,489	1,620
Policy loans	10,995	10,265
Other investments	7,930	6,935
Cash and temporary investments	2,885	2,124

Total investments	122,454	113,081
Due and accrued investment income	1,291	1,183
Net deferred tax assets	1,198	1,057
Deferred premium and other assets	2,112	1,983
Separate account assets	18,047	15,753

Total assets	$145,102	$133,057

Liabilities and Surplus:
Reserves for policy benefits	$101,481	$94,144
Policyowner dividends payable	4,632	4,270
Interest maintenance reserve	644	839
Asset valuation reserve	3,093	2,529
Income taxes payable	515	593
Other liabilities	5,006	4,548
Separate account liabilities	18,047	15,753

Total liabilities	133,418	122,676
Surplus	11,684	10,381

Total liabilities and surplus	$145,102	$133,057

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2006	2005	2004
Revenue:
Premiums	$12,149	$11,363	$10,682
Net investment income	7,073	6,543	6,117
Other income	511	494	511

Total revenue	19,733	18,400	17,310

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,049	4,577	4,487
Net additions to policy benefit reserves	7,234	6,445	6,181
Net transfers to separate accounts	492	664	422

Total benefits	12,775	11,686	11,090
Commissions and operating expenses	1,894	1,774	1,741

Total benefits and expenses	14,669	13,460	12,831

Gain from operations before dividends and taxes	5,064	4,940	4,479
Policyowner dividends	4,628	4,269	3,880

Gain from operations before taxes	436	671	599
Income tax expense (benefit)	17	57	(124)

Net gain from operations	419	614	723
Net realized capital gains	410	310	94

Net income	$829	$924	$817

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2006	2005	2004
Beginning of year balance	$10,381	$8,934	$7,547
Net income	829	924	817
Change in net unrealized capital gains	581	343	645
Change in net deferred income tax	337	237	28
Change in nonadmitted assets and other	70	(84)	(115)
Change in asset valuation reserve	(514)	27	12

Net increase in surplus	1,303	1,447	1,387

End of year balance	$11,684	$10,381	$8,934

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2006	2005	2004
Cash flows from operating activities:
Premiums and other income received	$8,634	$8,074	$7,584
Investment income received	6,893	6,347	5,999
Disbursement of policy loans, net of repayments	(730)	(515)	(199)
Benefit payments to policyowners and beneficiaries	(5,274)	(4,794)	(4,650)
Net transfers to separate accounts	(482)	(657)	(418)
Commissions, expenses and taxes paid	(2,202)	(2,000)	(1,900)

Net cash provided by operating activities	6,839	6,455	6,416

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	51,695	72,406	47,537
Common and preferred stocks	6,088	3,969	3,300
Mortgage loans	3,413	2,585	1,867
Real estate	65	120	109
Other investments	1,693	1,389	1,258

	62,954	80,469	54,071

Cost of investments acquired:
Bonds	56,372	77,345	52,323
Common and preferred stocks	5,777	3,896	3,150
Mortgage loans	4,659	3,464	2,670
Real estate	107	261	259
Other investments	2,099	2,661	1,757

	69,014	87,627	60,159

Net cash applied to investing activities	(6,060)	(7,158)	(6,088)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	69	52	32
Other cash applied	(87)	(174)	(5)

Net cash provided by (applied to) financing and other activities:	(18)	(122)	27

Net increase (decrease) in cash and temporary investments	761	(825)	355
Cash and temporary investments, beginning of year	2,124	2,949	2,594

Cash and temporary investments, end of year	$2,885	$2,124	$2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”). See Notes 3 and 12 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	New Accounting and Reporting Pronouncements

On January 1, 2006, the Company adopted Statement of Statutory Accounting Principle No. 93 (“SSAP 93”), which establishes statutory accounting guidance for investments in federal and state tax benefits associated with low income housing tax credit (“LIHTC”) real estate properties. Prior to the issuance of SSAP 93, statutory guidance did not address accounting for such investments.

SSAP 93 requires that these investments be reported at amortized cost. The initial cost of these investments is to be amortized in proportion to the actual realization of the related tax benefits, without discounting for the time value of money, and reported as a component of net investment income. Prior to the adoption of this new guidance, the Company reported these investments at amortized cost, with amortization reported as a realized loss and calculated using a method that included discounting. For the years ended December 31, 2005 and 2004, realized losses included $20 million and $16 million, respectively, of realized losses from amortization of LIHTC investment cost under the previous method.

As of January 1, 2006, the amortized cost of LIHTC investments using the new guidance applied on a retrospective basis was $321 million, which was less than amortized cost using the previous method by $55 million. This amount was recorded as a direct reduction of surplus at that date and is included in change in nonadmitted assets and other in the consolidated statement of changes in surplus for the year ended December 31, 2006. In addition, amortization of LIHTC investment cost under the new method of $63 million is included in net investment income in the consolidated statement of operations for the year ended December 31, 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

3.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 4 and 15 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $102 million and $97 million of investments in oil and natural gas production at December 31, 2006 and 2005, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”) does not provide accounting guidance for oil and gas investments.

Other investments also include LIHTC investments, leveraged leases and derivative financial instruments. See Note 4 for a description of the Company’s investments in leveraged leases and Note 5 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and gas investments and interest costs associated with securities lending.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery, and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 4 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 4 regarding changes in unrealized capital gains and losses.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 8 for more information about the Company’s separate accounts.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

reported net of ceded reinsurance. See Note 10 for more information about the Company’s use of reinsurance.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 10 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 10 for more information about the Company’s use of reinsurance.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 6 for more information about the Company’s reserve liabilities.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $27 million and $33 million at December 31, 2006 and 2005, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $104 million and $88 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $77 million, $71 million and $56 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $7 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

4.	Investments

Bonds

Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value and for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 3 regarding investment capital gains and losses. At December 31, 2006 and 2005, the reported value of bonds was reduced by $102 million and $174 million, respectively, of valuation adjustments.

Disclosure of estimated fair value is based upon values published by the Securities Valuation Office (“SVO”) of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Statement value and estimated fair value of bonds at December 31, 2006 and 2005 were as follows:

December 31, 2006	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

December 31, 2005	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$9,497	$492	$(28)	$9,961
States, territories and possessions	417	42	(3)	456
Special revenue and assessments	12,590	59	(184)	12,465
All foreign governments	189	23	(1)	211
Public utilities	4,838	222	(45)	5,015
Banks, trust and insurance companies	9,472	388	(97)	9,763
Industrial and miscellaneous	28,896	948	(421)	29,423

Total	$65,899	$2,174	$(779)	$67,294

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2006 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Statement Value	Estimated Fair Value
	(in millions)
Due in one year or less	$2,154	$2,157
Due after one year through five years	12,157	12,408
Due after five years through ten years	18,727	18,736
Due after ten years	15,826	16,573

	48,864	49,874
Mortgage-backed and structured securities	21,700	21,575

Total	$70,564	$71,449

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 12 regarding the statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2006 and 2005, the reported value of common and preferred stocks was reduced by $117 million and $172 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2006 and 2005, the reported value of mortgage loans was reduced by $0 and $2 million, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2006 were 7.3% and 5.2%, respectively, while these rates during 2005 were 7.8% and 3.7%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2006 and 2005 were 63% and 59%, respectively, with a maximum of 100% for any single loan during each of 2006 and 2005.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of real estate was reduced by $21 million and $27 million, respectively, of valuation adjustments.

At December 31, 2006 and 2005, the reported value of real estate included $186 million and $185 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2006 and 2005, the reported value of leveraged leases was $339 million and $342 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the value of the lease. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of leveraged leases was reduced by $14 million and $106 million, respectively, of valuation adjustments.

Capital Gains and Losses

Realized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31, 2006			For the year ended December 31, 2005			For the year ended December 31, 2004
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)
Bonds	$243	$(497)	$(254)	$454	$(536)	$(82)	$816	$(369)	$447
Common and preferred stocks	1,193	(241)	952	909	(196)	713	521	(211)	310
Mortgage loans	1	—	1	3	(1)	2	—	(1)	(1)
Real estate	18	—	18	64	(1)	63	48	(8)	40
Other investments	207	(357)	(150)	140	(177)	(37)	325	(522)	(197)

	$1,662	$(1,095)	567	$1,570	$(911)	659	$1,710	$(1,111)	599

Less: IMR gains (losses)			(261)			(61)			317
Less: Capital gains taxes			418			410			188

Net realized capital gains			$410			$310			$94

Proceeds from the sale of bond investments totaled $52 billion, $72 billion and $48 billion for the years ended December 31, 2006, 2005 and 2004, respectively.

Realized losses (before IMR deferrals and capital gains taxes) included $74 million, $276 million and $116 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2006, 2005 and 2004, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2006 and 2005, were as follows:

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2005
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$26,527	$26,014	$(513)	$5,862	$5,593	$(269)
Common and preferred stocks	732	672	(60)	483	376	(107)

Total	$27,259	$26,686	$(573)	$6,345	$5,969	$(376)

Changes in net unrealized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Bonds	$58	$(43)	$42
Common and preferred stocks	466	304	818
Other investments	264	198	75

	788	459	935
Change in deferred taxes	(207)	(116)	(290)

	$581	$343	$645

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $3.2 billion and $2.9 billion at December 31, 2006 and 2005, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2006 and 2005, unrestricted cash collateral held by the Company of $3.2 billion and $2.9 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $3.2 billion and $2.9 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2006 and 2005, additional non-cash collateral of $876 million and $539 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

5.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are classified as either “cash flow” hedges, which mitigate the risk of variability in future cash

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

flows from the position being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the position being hedged. Derivatives classified as hedges that meet the specific correlation requirements for hedge accounting are accounted for in a manner that is consistent with the item being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for hedge accounting, are accounted for at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other investments, serves to replicate in the aggregate the characteristics of otherwise permissible investments. Derivatives used as part of a replication are accounted for in a manner consistent with the replicated asset (e.g., at amortized cost or fair value).

The Company does not take positions in derivatives for income generation purposes.

The Company held the following derivative positions at December 31, 2006 and 2005:

	December 31, 2006			December 31, 2005
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Cash Flow Hedges:
Interest rate floors	$1,250	$20	$22	$1,250	$20	$34
Swaptions	1,031	36	21	818	33	19
Foreign currency swaps	666	—	(28)	312	—	(10)
Construction loan forwards	1	—	—	19	—	1
Foreign currency covers	2	—	2	67	—	67
Interest rate swaps	102	—	8	292	3	11
Interest rate basis swaps	120	—	—	80	—	—
Commodity swaps	10	—	—	3	1	1
Fair Value Hedges:
Credit default swaps	199	(2)	(2)	220	(3)	(3)
Foreign currency forwards	2,269	(18)	(18)	1,735	13	13
Fixed income futures	869	—	—	1,775	—	—
Short equity index futures	180	—	—	441	—	—
Purchased put options	—	—	—	—	—	—
Replications:
Fixed income	104	—	1	136	—	(1)
Long equity futures	27	—	—	5	—	—
Long fixed income futures	2,227	—	—	—	—	—

The notional amounts of derivative financial instruments are used to contractually denominate the transactions and do not represent the amounts exchanged between the parties.

The reported statement value of derivatives is reported as other investments in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. Changes in fair value on open derivative positions accounted for at fair value are reported as unrealized capital gains or losses. Upon maturity or termination of derivative positions accounted for at fair value, capital gains and losses are reported as realized.

Following are descriptions of the types of derivative instruments used by the Company during 2006 and 2005:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risks of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risks of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance products. A swaption is a contractual agreement whereby the Company holds an option to enter into an interest rate swap with another party on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate exposure to market fluctuations for the forecasted purchase of GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates at a predetermined price at a date in the future that does not exceed 10 years. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in others it does not. Unrealized losses of $3 million and unrealized gains of $2 million were recognized during 2006 and 2005, respectively, on those contracts that did not qualify for hedge accounting treatment.

Interest rate basis swaps are used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index. The Company’s use of interest rate basis swaps does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Commodity swaps are used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. They are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price. The Company’s use of commodity swaps does not qualify for hedge accounting treatment. Unrealized losses of $300 thousand and unrealized gains of $1 million were recognized during 2006 and 2005, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a “credit event” sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in others it does not. Unrealized gains of $1 million were recognized during each of 2006 and 2005 on those contracts that did not qualify for hedge accounting treatment.

Foreign currency forwards are used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency forward contracts does not qualify for hedge accounting treatment. Unrealized losses of $31 million and unrealized gains of $85 million were recognized during 2006 and 2005, respectively, on these contracts.

Fixed income futures are used to mitigate interest rate risk for a portion of the Company’s fixed maturity investment portfolio. Fixed income futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of fixed income futures contracts does not qualify for hedge accounting treatment. Unrealized gains of $28 million and unrealized losses of $9 million were recognized during 2006 and 2005, respectively, on these contracts.

Short equity index futures are used to mitigate exposure to market fluctuations for the Company’s portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of futures contracts does not qualify for hedge accounting treatment. Unrealized losses of $1 million were recognized during each of 2006 and 2005 on these contracts.

Purchased put options are used to mitigate exposure to credit risk associated with a specific security. Purchased put options give the Company the option to sell a financial instrument at a specified future date for a specified price. The Company’s use of put options does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indexes and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. The average fair value of such contracts was $1 million and ($4) million during 2006 and 2005, respectively. Realized gains of $2 million and realized losses of $10 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $41 million and $230 million during 2006 and 2005, respectively. Realized gains of $6 million and realized losses of $2 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $1,266 million and $342 million during 2006 and 2005, respectively. Realized gains of $24 million and $7 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

6.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2006 and 2005 are summarized below:

	December 31,
	2006	2005
	(in millions)
Life insurance reserves	$90,489	$83,590
Annuity reserves and deposit liabilities	5,358	5,193
Disability and long-term care unpaid claims and claim reserves	3,555	3,373
Disability and long-term care active life reserves	2,079	1,988

Total reserves for policy benefits	$101,481	$94,144

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4.5%. As of December 31, 2006, the Company had $995 billion of total life insurance in-force, including $13 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2006 and 2005, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$1,317	$1,276
- without market value adjustment	2,553	2,508
Not subject to discretionary withdrawal	1,488	1,409

Total	$5,358	$5,193

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience in the first four years of disability, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion and $3.4 billion at December 31, 2006 and 2005, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2006 and 2005.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005
	(in millions)
Balance at January 1	$3,373	$3,234
Incurred related to:
Current year	482	462
Prior year	119	68

Total incurred	601	530
Paid related to:
Current year	(19)	(18)
Prior year	(400)	(373)

Total paid	(419)	(391)

Balance at December 31	$3,555	$3,373

The changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year term preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

7.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Deferred and uncollected premiums at December 31, 2006 and 2005 were as follows:

	December 31, 2006		December 31, 2005
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$175	$86	$171	$81
Ordinary renewal	1,759	1,447	1,647	1,348

	$1,934	$1,533	$1,818	$1,429

8.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2006 and 2005:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$15,083	$13,098
Not subject to discretionary withdrawal	2,755	2,434
Non-policy liabilities	209	221

Total separate account liabilities	$18,047	$15,753

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million and $8 million attributable to GMDB at December 31, 2006 and 2005, respectively.

Premiums and other considerations received from variable life and variable annuity policyowners during each of the years ended December 31, 2006 and 2005 were $1.6 billion. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2006, 2005 and 2004:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005	2004
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,719	$1,721	$1,428
Transfers from separate accounts	(1,227)	(1,043)	(1,012)

	492	678	416
Reconciling adjustments:
Mortality, breakage and taxes	—	(14)	6

Net transfers to separate accounts	$492	$664	$422

9.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $38 million and $180 million to the qualified employee retirement plan during 2006 and 2005, respectively, and expects to contribute $41 million in 2007.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $23 million and $0 to the postretirement benefit plan during 2006 and 2005, respectively. No contributions are expected during 2007.

Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2006 and 2005, and changes in assets and obligations for the years then ended, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at January 1	$2,264	$1,950	$57	$58
Changes in plan assets:
Actual return on plan assets	275	173	8	1
Company contributions	38	180	23	—
Actual plan benefits paid	(44)	(39)	(3)	(2)

Fair value of plan assets at December 31	$2,533	$2,264	$85	$57

Projected benefit obligation at January 1	$2,233	$2,041	$208	$196
Changes in benefit obligation:
Service cost of benefits earned	79	72	23	20
Interest cost on projected obligations	127	118	11	11
Projected gross plan benefits paid	(50)	(45)	(12)	(11)
Projected Medicare Part D reimbursement	—	—	2	—
Experience losses (gains)	(79)	47	(21)	(8)

Projected benefit obligation at December 31	$2,310	$2,233	$211	$208

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2006 and 2005 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2006	% of Total	2005	% of Total	2006	% of Total	2005	% of Total
	(in millions)
Bonds	$1,130	45%	$965	43%	$38	45%	$24	42%
Preferred stock	9	0%	7	0%	—	0%	—	0%
Public common stock	1,334	53%	1,239	55%	45	53%	33	58%
Private equities and other	60	2%	53	2%	2	2%	—	0%

Total assets	$2,533	100%	$2,264	100%	$85	100%	$57	100%

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The projected benefit obligation (“PBO”) represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $1.9 billion and $1.8 billion at December 31, 2006 and 2005, respectively.

The PBO and ABO amounts above represent the obligations for the benefits of vested participants only, as required by the statutory basis of accounting. The additional amounts for participants that have not yet vested in the defined pension plans and the postretirement plans are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
PBO	$63	$60	$232	$249
ABO	37	35	—	—

The following tables summarize the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2006, 2005 and 2004 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2006	2005	2004	2006	2005	2004
Projected benefit obligation:
Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Discount rate	5.75%	6.00%	6.50%	5.75%	6.00%	6.50%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2006. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The projected benefit obligation for postretirement benefits at December 31, 2006 assumed an annual increase in future retiree medical costs of 8%, grading down to 5% over four years and remaining level thereafter. At December 31, 2005 the comparable assumption was for an annual increase in future retiree medical costs of 10% grading down to 5% over five years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2006 by $20 million and net periodic postretirement benefit expense during 2006 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

benefit obligation as of December 31, 2006 and net periodic postretirement benefit expense during 2006 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2006 and 2005:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at December 31	$2,533	$2,264	$85	$57
Projected benefit obligation at December 31	2,310	2,233	211	208

Funded status	223	31	(126)	(151)
Unrecognized net experience losses	332	513	20	8
Unrecognized initial net asset	(544)	(557)	—	—
Additional minimum liability	(14)	(10)	—	—
Nonadmitted asset	(378)	(326)	—	—

Net pension liability	$(381)	$(349)	$(106)	$(143)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in benefit liabilities have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for pensions as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This liability was $14 million, $10 million and $16 million at December 31, 2006, 2005 and 2004, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The components of net periodic benefit cost for the years ended December 31, 2006, 2005 and 2004 were as follows:

	Defined Benefit Plans			Postretirement Benefits
	2006	2005	2004	2006	2005	2004
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$79	$72	$70	$23	$20	$18
Interest cost on projected obligations	127	118	111	11	11	11
Amortization of experience gains and losses	20	15	13	1	1	1
Amortization of initial net asset	(13)	(20)	(21)	—	—	—
Expected return on plan assets	(180)	(166)	(138)	(5)	(4)	(1)

Net periodic expense	$33	$19	$35	$30	$28	$29

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2007 through 2016 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2007	$60	$13
2008	67	14
2009	75	16
2010	84	18
2011	94	20
2012-2016	668	150

	$1,048	$231

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2006, 2005 and 2004 the Company expensed total contributions to these plans of $27 million, $25 million and $24 million, respectively.

10.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool. The Company also cedes a portion of its exposure to group disability benefits and long term care benefits on a coinsurance basis. Long term care policies issued after March 24, 2002 are not reinsured.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2006 and 2005 were reported net of ceded reserves of $1.4 billion and $1.3 billion, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Direct premium revenue	$12,890	$12,078	$11,397
Premiums ceded	(741)	(715)	(715)

Net premium revenue	$12,149	$11,363	$10,682

Direct benefit expense	13,263	12,161	11,568
Benefits ceded	(488)	(475)	(478)

Net benefit expense	$12,775	$11,686	$11,090

In addition, the Company received $180 million, $182 million and $207 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2006 and 2005 that were considered by management to be uncollectible.

11.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC

Northwestern International Holdings, Inc.

NML Real Estate Holdings, LLC and subsidiaries

NML Securities Holdings, LLC and subsidiaries

Northwestern Investment Management Company, LLC

Northwestern Mutual Wealth Management Company

Jersey Par, LLC

Frank Russell Company

Bradford, Inc.

Network Planning Advisors, LLC

Mason Street Advisors, LLC

NML – CBO, LLC

JYD Assets, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2006, the Company dissolved Jersey Par, LLC. This subsidiary held investment properties that were sold prior to its dissolution. The 2006 consolidated income tax return will be the last year in which this entity is included. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 14). Prior to the sale, Baird Holding Company was included in the Company’s consolidated income tax return. Federal income tax returns for years through 2003 are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

represents taxes payable at the respective reporting date plus a provision for additional taxes that may become due with respect to then open tax years.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2006 and 2005 were as follows:

	December 31,
	2006	2005	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$832	$794	$38
Investments	160	135	25
Policy benefit liabilities	1,816	1,705	111
Benefit plan obligations	385	313	72
Guaranty fund assessments	7	7	—
Nonadmitted assets	61	63	(2)
Other	130	63	67

Gross deferred tax assets	3,391	3,080	311

Deferred tax liabilities:
Premium and other receivables	569	539	30
Investments	1,622	1,480	142
Other	2	4	(2)

Gross deferred tax liabilities	2,193	2,023	170

Net deferred tax assets	$1,198	$1,057	$141

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2006 and 2005, the Company’s gross deferred tax assets were less than this limit by $705 million and $672 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The major components of current income tax expense (benefit) were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Income tax	$103	$113	$(85)
Tax credits	(86)	(56)	(39)

Total current tax expense (benefit)	$17	$57	$(124)

The Company’s taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting.

The Company’s effective tax rates were 1%, 16% and 12% for the years ended December 31, 2006, 2005 and 2004, respectively. The effective rate is not the rate of tax applied to the Company’s taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments for income taxes of $412 million, $318 million and $248 million for the years ended December 31, 2006, 2005 and 2004, respectively. Income taxes paid in 2006 and prior years of $1.8 billion are available at December 31, 2006 for recoupment in the event of future tax losses.

12.	Frank Russell Company Acquisition and Goodwill

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At December 31, 2006 and 2005, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $473 million and $531 million at December 31, 2006 and 2005, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $194 million, $257 million and $320 million at December 31, 2006, 2005 and 2004, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million, $63 million and $61 million for the years then ended, respectively.

13.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $100 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $357 million at December 31, 2006. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.6 billion at December 31, 2006 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company’s financial position at December 31, 2006.

14.	Related Party Transactions

During each of 2006 and 2005, the Company transferred certain investments to wholly-owned subsidiaries as a capital contribution. The aggregate statement value and fair value of the investments transferred during 2006 were $308 million and $406 million, respectively. The aggregate statement value and fair value of the investment interests transferred during 2005 were $987 million and $1.3 billion, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported as a result of these transfers.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

During 2005, the Company and two unconsolidated subsidiaries redeemed $14 million and $79 million, respectively, of seed money investments at fair value from the Mason Street Funds, a family of mutual funds that are sponsored and managed by a subsidiary of the Company. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 on these redemptions. At December 31, 2005 the Company held shares in the Mason Street Funds with a fair value of $971 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2005, the Company’s subsidiaries held additional shares in the Mason Street Funds with a fair value of $255 million.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of seed money investments at fair value from the Mason Street Funds, with realized and unrealized capital gains of $68 million reported by the Company during 2006 on these redemptions. Under the terms of the reorganization transaction, the Company and its subsidiaries remaining Mason Street Fund shares, with fair values of $724 million and $246 million, respectively, were exchanged for shares of equal fair value in the successor funds. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their shares in the successor funds for a period of at least two, and in certain cases three, years after the closing of the transaction. At December 31, 2006 the Company held shares in the successor funds with fair value of $763 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair value of $254 million.

On May 13, 2004 the Company sold its majority interest in Baird Holding Company (“Baird”) to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which was included in realized capital gains in the consolidated statement of operations during 2004. The Company financed a substantial portion of the sale price through the acquisition of $240 million of subordinated notes, with attached warrants, issued by Baird. These notes had interest rates of between 6.50% and 8.25% and maturities of between ten and twelve years. Notes in the amount of $138 million and $210 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. These notes have interest rates of between 4.19% and 6.35% and maturities of between five and ten years. Notes in the amount of $135 million and $191 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company transferred certain investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of the transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer.

15.	Fair Value of Financial Instruments

The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2006 and 2005 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2006		December 31, 2005
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$70,564	$71,449	$65,899	$67,294
Common and preferred stocks	9,228	12,441	8,120	10,844
Mortgage loans	19,363	19,735	18,118	18,766
Real estate	1,489	2,573	1,620	2,542
Policy loans	10,995	12,130	10,265	11,603
Other investments	7,930	10,092	6,935	8,393
Cash and temporary investments	2,885	2,885	2,124	2,124
Liabilities:
Investment-type insurance reserves	$4,161	$3,960	$4,100	$3,892

The fair value of bonds is generally based upon values published by the SVO and upon quoted market prices when no SVO value is available. The estimated fair value of common and preferred stocks are based upon quoted market prices if available. For those not actively traded, fair value is estimated using independent pricing services or internally developed pricing models. See Note 12 regarding the statement value of the Company’s investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is estimated by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated by discounting estimated future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated as the present value of estimated future tax benefits. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance liabilities is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (“the Company”) as of December 31, 2006 and 2005, and the related consolidated statutory statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the consolidated financial statements referred to above do not present fairly in conformity with accounting principles generally accepted in the United States of America, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 23, 2007

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Incorporated herein by reference to Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006

(b)	Not Applicable

(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Incorporated herein by reference to Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006

(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Survivorship Life Insurance Policy, TT.SVUL. (0107) with Policy Split Provision, TT.SUL.PS.(0805)	Incorporated herein by reference to Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136308, filed August 4, 2006

(d)2	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Incorporated herein by reference to Exhibit (d)2 to Form N-6 initial Registration Statement, File No. 333-136308, filed August 4, 2006

(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90-1.SVUL.Supp.(0107)	Incorporated herein by reference to Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136308, filed August 4, 2006

(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Incorporated herein by reference to Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18, File No. 2-89972, filed April 26, 1996

(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Incorporated herein by reference to Exhibit (f) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003

(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005

(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (h)1(a)(2) to Form N-6 Registration Statement, File No. 333-136124, filed on July 28, 2006

(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Incorporated herein by reference to Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006

(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005

(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Incorporated herein by reference to Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006

(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Incorporated herein by reference to Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005

(h)(c)(2)	Form of Administrative Services Agreement	Incorporated herein by reference to Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007

(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed on August 8, 2006

(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed on August 8, 2006

(i)	Not Applicable

(j)	Form of Shareholder Information Agreement	Incorporated herein by reference to Exhibit (b)(8)(h) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007

(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 20, 2007	Filed herewith

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2007	Filed herewith

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Incorporated herein by reference to Exhibit (q) to Form N-6 Post-Effective Amendment No. 1, File No. 333-136124, filed April 20, 2007

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2007

Name	Business Address
Edward E. Barr	2050 Center Avenue
Suite 567
Fort Lee, NJ 07024

John M. Bremer	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Peter W. Bruce	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Robert C. Buchanan	Fox Valley Corporation
100 West Lawrence Street (54911)
P.O. Box 727
Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road
Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC
922 South 70th Street
Milwaukee, WI 53214

Connie K. Duckworth	ARZU
77 Stone Gate Lane
Lake Forest, IL 60045

David A. Erne	Reinhart Boener Van Deuren, sc
1000 North Water Street
Suite 2100
Milwaukee, WI 53202

James P. Hackett	Steelcase, Inc.
901 – 44th Street
Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc.
1437 South Boulder
Tulsa, OK 74119

Stephen F. Keller	101 South Las Palmas Avenue
Los Angeles, CA 90004

Barbara A. King	Landscape Structures, Inc.
Route 3
601-7th Street South
Delano, MN 55328

Margery Kraus	APCO Worldwide
700 12th Street, NW, Suite 800
Washington, DC 20005

J. Thomas Lewis	228 St. Charles Avenue
Suite 1024
New Orleans, LA 70130

Ulice Payne, Jr.	Addison-Clifton, L.L.C.
13555 Bishop’s Court
Suite 245
Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive
Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road
Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation
201 East Seven Hills Road
P.O. Box 998
Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc.
4 Embarcadero Center, Suite 3700
San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling
599 Lexington Avenue, Room 1064
New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2007

Name	Title
Edward J. Zore	President and Chief Executive Officer
John M. Bremer	Chief Operating Officer (Chief Compliance Officer)

Peter W. Bruce	Chief Insurance Officer
Gary A. Poliner	Chief Financial Officer and Chief Investment Officer
William H. Beckley	Executive Vice President (Agencies)
Gregory C. Oberland	Executive Vice President and Chief Information Officer
Marcia Rimai	Executive Vice President (Business Integration Services)
John E. Schlifske	Executive Vice President (Investment Products and Services and Affiliates)
Mark G. Doll	Senior Vice President (Public Markets)
Christina H. Fiasca	Senior Vice President (Agency Services)
William C. Koenig	Senior Vice President and Chief Actuary
Jean M. Maier	Senior Vice President (Insurance Operations)
Meridee J. Maynard	Senior Vice President (Life Product)
Charles D. Robinson	Senior Vice President (IPS Strategy)
Robert J. Berdan	Vice President, General Counsel and Secretary
Michael G. Carter	Vice President (Field Compensation and Planning)
Steven T. Catlett	Vice President (Corporate Services)
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Vice President (Real Estate)
Gloster B. Current	Vice President (Policyowner Services)
John M. Grogan	Vice President (Disability Income)
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (New Business)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Vice President (Securities)
Raymond J. Manista	Vice President (Corporate Planning)
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Vice President (Agencies)
David W. Simbro	Vice President (Long Term Care)
Brenda F. Skelton	Vice President (Communications)
J. Edward Tippetts	Vice President (Wealth Management)
Donald G. Tyler	Vice President (IPS Products and Sales)
Martha M. Valerio	Vice President (Information Systems)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2006

Name	Title
John Abbott	Director-Field Benefit Consultants Field Benefit Reps
Carl Amick	VP-Risk Management Operations
Jason Anderson	Assistant Director Tax
Mark Backe	Asst. General Counsel & Asst. Secretary
Rebekah Barsch	Vice President Investment Product Lines
Doug Bates	VP Federal Relations
Blaise Beaulier	Director of Project Portfolio Management
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Maryann Bialo	Asst. Director DI Benefit

Mark Bishop	Regional VP
Mark Bishop	Regional VP Field Supv
Carrie Bleck	Director Policyowner Services
Melissa Bleidorn	Asst. General Counsel & Asst. Secretary
Sandra Botcher	Asst. General Counsel & Asst. Secretary
Anne Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Pency Byhardt	VP of Field Development
Gwen Canady	Director Corporate Reporting
Shanklin Cannon	Medical Director
Kurt Carbon	Director Life Lay Standards
Susan A Cerbins	Asst. General Counsel & Asst. Secretary
Jan Chase	Asst. Director-DI Underwriting
Michael S. Chick	Asst. General Counsel & Asst. Secretary
Walt Chossek	Director-IPS Finance
Walt Chossek	Director-Finance
Barbara Courtney	Director Mutual Fund Accounting
Domingo G. Cruz	Asst. General Counsel & Asst. Secretary
Dennis Darland	Asst. Director DI Benefit
Glen De Zeeuw	VP Agency Dev
Cheryl DeLonay	Assistant Director - Pershing/NMIS Support
Mark Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	Vice President & Investment Products and Services Counsel
Somayajulu Durvasula	VP Agency Dev
James R. Eben	Asst. General Counsel & Asst. Secretary
Mike Ertz	Director of Field Recruiting
Marcia E. Facey	Asst. General Counsel & Asst. Secretary
Carol Flemma	Director-IPS Bus Development/Comm
Don Forecki	Director Investment Operations
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
Steve Frankl	Director-Sales Strategy and Support
James C. Frasher	Asst. General Counsel & Asst. Secretary
Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary
John Garofani	Asst. General Counsel & Asst. Secretary
Sheila Gavin	Asst. General Counsel & Asst. Secretary
Don Gehrke	Director - Retail Investment Operations
Tim Gerend	Asst. General Counsel & Asst. Secretary
Wally Givler	Vice President Investment Accounting
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Bob Gleeson	Vice President & Medical Director
Mark Gmach	Regional VP
Karl Gouverneur	Vice President & Chief Architect
Dennis Goyette	Assistant Director - Invest Client Services
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Tom Guay	Vice President Underwriting Standards
Greg Gurlik	Director Long Term Care Product Development
David Harley	Assistant Director - Retail Invest Operations
Wayne Heidenreich	Medical Director
Gary Hewitt	Vice President & Treasurer
Patricia Hillmann	Director - Annuity Customer Service
Mark W. Humphrey	Director-Architecture Construction Environmental Services
Sharon A. Hyde	Asst. Director Disability Benefit

Elizabeth Idleman	Asst. General Counsel & Asst. Secretary
Bob Johnson	Director NMIS Compliance
Todd Jones	Director- IPS Finance
Todd Jones	Asst. Director- IPS Finance
Martha Kendler	Director-Annuities
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Mollie Kenny	Regulatory Consultant
Don Kiefer	Vice President Actuary
James Koelbl	Asst. General Counsel & Asst. Secretary
Abim Kolawole	Asst. General Counsel & Asst. Secretary
Robert Kowalsky	Vice President Information Systems
Carol L. Kracht	Vice President, Deputy General Counsel & Investment Counsel
Cindy Kutschenreuter	Assistant Director - Data Delivery & Reporting
Todd Kuzminski	Director Investment Accounting
Donna Lemanczyk	Director-Investment Closing
Elizabeth Lentini	Asst. General Counsel & Asst. Secretary
Sally J. Lewis	Asst. General Counsel & Asst. Secretary
James Lodermeier	Senior Actuary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Cindy Lubbert	Asst. Director-DI Underwriting
Dean Mabie	Asst. General Counsel & Asst. Secretary
Jon Magalska	Actuary
Steve Mannebach	Director Field Development
Jeff Marks	Director Special Projects
Steve Martinie	Asst. General Counsel & Asst. Secretary
Ted Matchulat	Director Product Compliance
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Allan McDonell	Director - Retail Investment Services
James L. McFarland	Asst. General Counsel & Asst. Secretary
Patrick McKeown	Investment Research Consultant
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Bob Meilander	Vice President Corporate Actuary
Christopher Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Joanne Migliaccio	Director of Distribution Operations
Michael Mihm	Director-IPS Field Consulting
Jay Miller	VP Advanced Planning
Jill Mocarski	Medical Director
Lynn Molitor	Assistant Director - Annuities
Karen Molloy	Director Banking & Cash Management
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
Lisa Myklebust	Assistant Director - Adv WMC/NMIS RIA
Tim Nelson	Director Market Conduct
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Leon Nesbitt	VP Agency Dev
Jeffrey Niehaus	Director-Business Retirement Markets
David Nunley	Director Tax Compliance
Daniel O’Meara	Regional VP Field Supv
Kathy Oman	Director - Systems and Projects

Timothy Otto	Asst. General Counsel & Asst. Secretary
Art Panighetti	Vice President Tax
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
Charles Pendley	VP Agency Dev
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
Pete Peterson	Director Long Term Care Administration
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Steve Radke	VP Leg & Reg Relations
Dave Remstad	Vice President Specialty Markets
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Dan Riedl	VP Distribution Policies and Operations
Kathleen M. Rivera	Vice President and Deputy General Counsel
Bethany Rodenhuis	Vice President Audit
Tammy Roou	Asst. General Counsel & Asst. Secretary
Tim Schaefer	Vice President Information Systems
Linda Schaefer	Director-Special Investigative Unit
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz	Vice President Business Markets
Kathleen H. Schluter	Vice President & Tax Counsel
Rodd Schneider	Vice President & Litigation Counsel
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
Sherri Shickert	Director Policyowner Services
David Silber	Asst. General Counsel & Asst. Secretary
Stephen M. Silverman	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Associate General Counsel & Asst. Secretary
Warren Smith	Assistant Director-Architecture
Diane Smith	Assistant Director Policyowner Services
Richard Snyder	Director-Mutual Funds
Steve Sperka	Director DI Benefits
Paul Steffen	Regional VP
Karen Stevens	Asst. General Counsel & Asst. Secretary
Steve Stone	Director IS Finance
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Cheryl Svehlek	Director-Administration
Rachel Taknint	Vice President, Department Planning and Operations & Associate General Counsel
Bill Taylor	Director of Financial Security Planning
Paul Tews	Director Investment Planning
Kellen Thiel	Director-Managed Products
John M. Thompson	Asst. General Counsel & Asst. Secretary
Douglas D. Timmer	Asst. General Counsel & Asst. Secretary
Derek Tyus	Director of Strategic Analysis & Planning
Sandi Scott-Tyus	Director Policyowner Services
Mary Beth Van Groll	Vice President Information Systems
Andrew T. Vedder	Asst. General Counsel & Asst. Secretary
Natalie Versnik	Director Policyowner Services
Andy Ware	Vice President Actuary
Joel Weiner	Medical Director
Jackie Wheeler	Assistant Director Policyowner Service

Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Don Wilkinson	VP Agency Administration
Don Wilkinson	Vice President Agency Administration
Jeff Williams	VP Compliance Risk Management & Chief Compliance Officer NMIS
Brian Wilson	Director-IPS National Sales
John Wilson	Director Long Term Care Sales Support
Robert Wright	Director-Affinity Funds
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Rick Zehner	VP Life Products
Patti Zimmermann	Director Investment Technology & Development
Todd Zinkgraf	Director - Annuity Operations

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2007 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 1, 2007)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Cass Corporation – 100% ownership	Delaware
Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Diversey, Inc. – 100% ownership	Delaware
Foxkirk, LLC – 100% ownership	Delaware
Frank Russell Company – 90.86% ownership	Washington
Frank Russell Investment Management Company – 90.86% ownership	Washington
Green Room Properties, LLC – 100% ownership	Delaware
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
INV Corp. – 100% ownership	Delaware
Jerusalem Avenue Property, LLC – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
JYD Assets, LLC – 100% ownership	Delaware
KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Larkin, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware
Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mitchell, Inc. – 100% ownership	Delaware
NM Albuquerque Inc. – 100% ownership	New Mexico
NM-Exchange, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Lion, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NM RE Funds, LLC – 100% ownership	Delaware
NM Regal, LLC – 100% ownership	Delaware
NMIS Alabama Agency, LLC – 100% ownership	Alabama

NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts
NMIS Georgia Agency, LLC – 100% ownership	Georgia
NML Buffalo Agency, Inc. – 100% ownership	New York
NML-CBO, LLC – 100% ownership	Delaware
NML Development Corporation – 100% ownership	Delaware
NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NVOP, Inc. – 100% ownership	Delaware
NVOP, LLC – 75% ownership	Delaware
NVOP Fairfax Ridge – 75% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands
Northwestern International Holdings, Inc. – 100% ownership	Delaware
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%[2] ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware
Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands
Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware
Olive, Inc. – 100% ownership	Delaware
Painted Rock Development Company – 100% ownership	Arizona
Park Forest Northeast, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Rocket Sports, Inc. – 100% ownership	Texas
Russell Investment Funds – 90.86% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Solar Resources, Inc. – 100% ownership	Wisconsin
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Strategic Employee Benefit Services of New Mexico, Inc. – 100% ownership	New Mexico
Summit Mall, LLC – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Mid Cap Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29.	Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.	Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).

(b) As of April 1, 2007, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark J. Backe	Secretary
Rebekah B. Barsch	Vice President, Investment Products
William H. Beckley	Director
Mark S. Bishop	Regional Vice President, Field Supervision
Dianne E. Brunker	Assistant Director, Marketing Materials Compliance
Michael G. Carter	Vice President, Field Compensation & Planning
Eric P. Christophersen	Vice President, Comliance/Best Practices
Gloster B. Current	Vice President, Variable Life Servicing
David J. Dorshorst	Director, Compensation Services
Michael S. Ertz	Director, Recruiting and Retention
Christina H. Fiasca	Director
Dennis J. Fitzpatrick	Director, Supervision of Todd Business
Carol J. Flemma	Director, Business Strategy and Marketing
Anne A. Frigo	Director, Fixed Insurance Products: Compliance Training
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
Dennis P. Goyette	Acting Supervisor, Annuity Operations
Mark A. Gregory	Assistant Director, Registered Investment Advisor Compliance
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Diane B. Horn	Director, Compliance Policies, Procedures & Communications; Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance Oversight; Chief Compliance Officer of NMIS Registered Investment Advisor
Todd M. Jones	Treasurer, Financial and Operations Principal
Martha M. Kendler	Director, Annuity Product Line
John L. Kordsmeier	Vice President, Variable Underwriting & Issue

Gregory S. Leslie	Compliance Registered Options Principal (CROP)
Jean M. Maier	Director; Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Field Compliance
Steven C. Mannebach	Director, Field Training & Development
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	Regional Vice President
Allan J. McDonell	Securities Principal (MSP); Municipal Securities Rulemaking Board (MSRB) Primary Contact
Jeffrey L. Michaelson	Assistant Director, Mutual Funds
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, Business Strategy
Jay W. Miller	Vice President, Advanced Planning
Jennifer Murphy	Assistant Secretary
Timothy D. Nelson	Director, Market Conduct
Jeffrey J. Niehaus	Director, Business Retirement Markets
Jennifer O’Leary	Assistant Treasurer
Daniel J. O’Meara	Regional Vice President, Field Supervision
Michael J. Patkunas	Regional Vice President
Chris E. Peterson	Regional Vice President
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Charles D. Robinson	Senior Vice President, IPS Strategy
Robin E. Rogers	Assistant Director, License & Registration
John E. Schlifske	Director; President and CEO
Jeffrey P. Schloemer	Assistant Director, Compliance Assurance
Calvin R. Schmidt	Vice President, Investment Product Operations & Systems
Todd M. Schoon	Vice President, Agencies
Richard P. Snyder	Director, Mutual Funds
Paul J. Steffen	Regional Vice President, Field Supervision
William H. Taylor	Director, Financial Security Planning
Kellen A. Thiel	Director, Managed Products
Donald G. Tyler	Vice President, Investment Products and Sales
Thomas A. Waisnor	Regional Vice President
Gwendolyn K. Weithaus	Assistant Director, Broker-Dealer Compliance
Alan M. Werth	Third Party Sales Consultant
Donald R. Wilkinson	Vice President, Field Management
Jeffrey B. Williams	Vice President, Compliance Risk Management & Chief Compliance Officer of NMIS Broker-Dealer, Executive Representative
Brian D. Wilson	National Sales Director
Robert J. Wright	Director, Affinity Funds Distribution and Planning
Todd O. Zinkgraf	Director, Annuity Operations

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) Registrant did not commence operations until January 31, 2007. NMIS, the principal underwriter, did not receive, directly or indirectly, any commissions or other compensation from Registrant during the last fiscal year.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 20th day of April, 2007.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President,		Edward J. Zore, President
	General Counsel and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 20th day of April, 2007.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President,		Edward J. Zore, President
	General Counsel and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Trustee, President and Chief Executive Officer; Principal Executive Officer

/s/ GARY A. POLINER Gary A. Poliner	Chief Financial Officer and Chief Investment Officer; Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller; Principal Accounting Officer

/s/ J. THOMAS LEWIS* J. Thomas Lewis	Trustee

/s/ STEPHEN F. KELLER* Stephen F. Keller	Trustee

/s/ KATHRYN D. WRISTON* Kathryn D. Wriston	Trustee

/s/ BARRY L. WILLIAMS* Barry L. Williams	Trustee

/s/ EDWARD E. BARR* Edward E. Barr	Trustee

/s/ ROBERT C. BUCHANAN* Robert C. Buchanan	Trustee

/s/ H. MASON SIZEMORE, JR.* H. Mason Sizemore, Jr.	Trustee

/s/ JOHN J. STOLLENWERK* John J. Stollenwerk	Trustee

/s/ GEORGE A. DICKERMAN* George A. Dickerman	Trustee

/s/ JOHN E. STEURI* John E. Steuri	Trustee

/s/ BARBARA A. KING* Barbara A. King	Trustee

/s/ PETER M. SOMMERHAUSER* Peter M. Sommerhauser	Trustee

/s/ JAMES P. HACKETT* James P. Hackett	Trustee

/s/ JOHN M. BREMER* John M. Bremer	Trustee

/s/ PETER W. BRUCE* Peter W. Bruce	Trustee

/s/ DAVID A. ERNE* David A. Erne	Trustee

/s/ MARGERY KRAUS* Margery Kraus	Trustee

/s/ CONNIE K. DUCKWORTH* Connie K. Duckworth	Trustee

/s/ ULICE PAYNE, JR.* Ulice Payne, Jr.	Trustee

/s/ DAVID J. DRURY* David J. Drury	Trustee

/s/ HANS HELMERICH* Hans Helmerich	Trustee

*By:	/s/ EDWARD J. ZORE
Edward J. Zore, Attorney in fact,
pursuant to the Power of Attorney
filed with the initial Registration
Statement on August 4, 2006

Each of the signatures is affixed as of April 20, 2007

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

FOR

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Exhibit	Description
(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 20, 2007	Filed herewith

(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2007	Filed herewith